U.S. Department of Justice United States Trustee, Region 10 Central & Southern Districts of Illinois Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000 Indianapolis, Indiana 46204	317/226-6101 Fax 317/226-6356

Office of the United States Trustee — Region 10
Indianapolis, Indiana

Monthly Report
for
Debtors-in-Possession and Chapter 11 Trustees

Each month all Chapter 11 debtors must file two copies of this report with the Bankruptcy Clerk. The report must be filed with the attached reports identified below, ready for distribution to the U.S. Trustee no later than the 15th day of the month following the end of the calendar month covered by this report.

Debtor Name: IN RE: ROHN Industries, Inc. et al (Jointly Administered) Case Number: 03-17287-AJM-11 through 03-17292-AJM-11	For the month ended: 11/30/03 Date Bankruptcy filed: 9/16/03 Previously

Required Documents		ATTACHED	SUBMITTED

1.	Monthly Income Statement (P&L1)	X

2.	Monthly Cash Flow Report (CF1; 3 pages)	X

3.	Statement of Operations (Oprept)	X

4.	Other reports/documents as required by the U.S. Trustee	N/A

The undersigned certifies under penalty of perjury that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information and belief.

By: John W. Castle Title: Vice President - Chief Financial Officer	Dated: December 12, 2003 Debtor's telephone number: 765-654-4491

Reports Prepared by: /s/ John W. Castle , (Name)	Vice President - Chief Financial Officer (Title)

MRR REV September 3, 1992

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY INCOME STATEMENT

As of November 30, 2003

Debtor Name     IN RE:    ROHN Industries, Inc. et al (Jointly Administered)

Case Number    03-17287-AJM-11 through 03-17292-AJM-11

	Current Month	Year-to- Date

INCOME

Gross Receipts or Sales	1,487,100	4,211,983

Less: Returns or Allowances	10,884	26,087

Cost of Goods
Beginning Inventory	6,222,460

Purchases	319,173

* Other Costs (Factory labor and overhead)	1,081,144

Less: Ending Inventory	5,571,509

Cost of Goods Sold	2,051,268	6,845,303

Gross Profit	(575,052)	(2,659,407)

Interest

Rents

Gain (loss) from Sale of Property

Other Income	11,834	48,484

Total Income	(563,218)	(2,610,923)

GENERAL AND ADMINISTRATIVE EXPENSES

Compensation of Officers	28,077	180,192

Salaries and Wages	87,009	350,621

Repairs and Maintenance	2,722	9,154

Supplies	7,187	43,156

Bad Debts	4,166	12,498

Rents	---	---

Payroll Taxes	2,551	29,060

Other Taxes	5,000	15,000

Interest Expense	134,420	403,483

Depreciation	53,546	160,107

Insurance	100,685	432,487

Travel and Entertainment	10,051	23,344

Utilities and Telephone	19,502	67,754

Professional and Legal	234,380	526,019

Other Expenses (Employee Benefit Cost)	98,782	240,635

Other Expenses (Miscellaneous)	11,862	25,786

Total Expenses	799,940	2,519,296

Net Profit (loss)	(1,363,158)	(5,130,219)

P1 (rev 9/3/92) (Accrual Method of accounting is required)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT

for the month ended November 30, 2003

Debtor Name     IN RE:  ROHN Industries, Inc. et al (Jointly Administered)

Case Number    03-17287-AJM-11 through 03-17292-AJM-11

Reconciled bank balance and cash on hand from last month (if this is the first report, insert the cash balance as of the petition date)		261,218

CASH RECEIPTS

From cash sales/receipts	---

From collection of pre-petition accounts receivable	3,486,170

From collection of post-petition accounts receivable	910,160

From loans	---

From contributions to capital or from gifts	---

Other receipts (Factory equipment and tool rental)	---

Other receipts (Sales and use tax)	---

Other receipts (Sale of raw materials)	99,384

Other receipts (Customer deposits)	3,748

Other receipts (Miscellaneous income)	---

TOTAL RECEIPTS (Do not include beginning bank balance)		4,499,962

CASH DISBURSEMENTS

Inventory purchases	319,173

*Net payments to officers/owners	19,501

*Net payments to other employees	261,860

Rent payments	---

Lease payments	1,062

Mortgage or note payments	1,775,824

Adequate protection payments	---

Insurance	---

Utilities/telephone	33,298

**Tax payments	148,970

Supplies	33,362

Outside labor	48,672

Travel/entertainment	16,124

*** Payments to attorneys	86,128

*** Payments to accountants	---

*** Payments to other professionals	87,101

U.S. Trustee quarterly fee	1,500

Other expenses (Freight)	176,480

Other expenses (Maintenance)	18,378

Other expenses (Benefit payments - self-funded plan)	32,091

Other expenses (Commissions)	26,118

Pre-petition payments (See Statement of Operations #2)	1,527,556

Other expenses (Miscellaneous)	747

TOTAL DISBURSEMENTS		4,613,945

NET CASH FLOW (Total receipts minus total disbursements)		(114,483)

Bank balance and cash on hand at the end of the month
(beginning balance + cash receipts - cash disbursements)		146,735
* This figure is the actual cash paid. i.e. gross payroll less taxes withheld
** This figure come from page 2 of this form.
*** Attach a copy of the court order authorizing such payments

CFI (rev 9/3/92)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT

for the month ended November 30, 2003

STATUS OF TAXES

	BEGINNING *TAX LIABILITY		AMOUNT WITHHELD OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY

FEDERAL

** Withholding	$	---	$38,615	$38,615	$	---

** FICA - employee		---	26,472	26,472		---

** FICA - employer		---	26,472	26,472		---

Unemployment		--	104	104		---

Income		---	---	---		---

Other - list		---	---	---		---

a. Subtotal	$	---	$91,663	$91,663	$	---

STATE AND LOCAL

Withholding	$	---	$15,163	$15,163	$	---

Sales		---	41,425	41,425		---

Excise		---	---	---		---

Unemployment		---	719	719		---

Other		---	---	---		---

Real property		---	---	---		---

Personal property		---	---	---		---

Other - list		---	---	---		---

b. Subtotal	$	---	$57,307	$57,307	$	---

TOTAL TAXES PAID - from a. and b. above (this sum is to be listed on page 1, as tax payments)				$148,970

Explain the reason for any past due post-petition taxes:

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, this should be zero.

**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payments or deposits.

CFI (rev 9/3/92)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT - SUPPLEMENTAL

for the month ended November 30, 2003

Debtor Name:    IN RE:   ROHN Industries, Inc. et al (Jointly Administered)

Case Number:    03-17287-AJM-11 through 03-17292-AJM-11

CASH DISBURSEMENTS - SUPPLEMENTAL

Case No.	Debtor Name	Cash Disbursements

03-17287-AJM-11	ROHN Industries, Inc.	2,157,735
03-17288-AJM-11	ROHN Construction, Inc.	1,579,028
03-17289-AJM-11	ROHN Enclosures, Inc.	---
03-17290-AJM-11	ROHN, Inc.	335
03-17291-AJM-11	ROHN Installation Services, Inc.	---
03-17292-AJM-11	ROHN Products, Inc.	876,847

	Total Disbursements	4,613,945

OFFICE OF THE U.S. TRUSTEE - REGION 10

AGING SCHEDULES FOR RECEIVABLES & PAYABLE

for the month ended November 30, 2003

ACCOUNTS RECEIVABLE	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days

Pre-petition	$ 188,490	$ 372,465	$ 723,829	$ 2,228,302

Post-petition	2,495,514	411,430	---	---

Totals	$ 2,684,004	$ 783,895	$ 723,829	$ 2,228,302	$6,420,030

(grand total)

ACCOUNT PAYABLE	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days

Post-petition only	$ 32,192	$ ---	$ ---	$ ---	$ 32,192

(grand total)

NOTES OR LEASES PAYABLE OR ADEQUATE PROTECTION AGREEMENTS (Post-petition only)	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days

List Creditor/Lessor

47 Various Leases	$ 26,453

41 Various Service Agreements	$ 20,068

POST PETITION BANK

Bank Name	Account Type	Account Number	Beginning Balance	Ending Balance

LaSalle National Bank	Control Disbursement	5590017173	$ 21,879	$ 1,073
	Medical Claims	5590026679	---	---
	Lockbox	5800127531	172,128	107,368
	Flex Spending	5590033212	---	---
	VEBA Trust	45665216	401,621	327,188

National City Bank of MI/IL	Payroll	10074861	$ 67,211	$ 38,294

AMSouth Bank	Payroll	1529412	$ ---	$ ---
	Local Checking	252069	---	---

Union Planters Bank	Local Checking	169404	$ 43,105	$ 43,099

CFI (rev 9/3/92)

U.S. Department of Justice United States Trustee, Region 10 Central & Southern Districts of Illinois Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000 Indianapolis, Indiana 46204	317/226-6101 Fax 317/226-6356

Office of the United States Trustee — Region 10
Indianapolis, Indiana

Statement of Operations
for the Month ended November 30, 2003

Debtor Name: IN RE: ROHN Industries, Inc. et al (Jointly Administered) Case Number: 03-172887-AJM-11 through 03-17292-AJM-11

1.	What efforts have been made toward the presentation of a plan to creditor?

A plan to sell the company has been placed before the secured creditors and approved. The unsecured creditors are in the process of organizing.

2.	Has the Debtor in possession made any payments on the pre-petition unsecured debt since the filing of the bankruptcy?

NO

X	YES - If yes, then identify to whom the payment was made, the date paid and the amount(s). (See attached)

3.	Provide a brief narrative covering any significant events which occurred this past month.

N/A

4.	List the face value of accounts receivable as of the date that the bankruptcy was filed: $ 9,616,327.18*. What amount of these receivables is considered uncollectible? $1,890,615 (over 90 days)*.

5.	If assets have been sold this month in other than the ordinary course of business, provide the following information:

a.	asset(s) sold:	-0-

b.	date of sale:	-0-

c.	sales price:	-0-

d.	net amount received:	-0-

Oprept REV. September 3, 1992

6.
List payments made to principals, executives or insiders (this includes draws or cash withdrawals by individuals or partners, dividends, lease payments on property owned by insider, loans, gross salaries, etc.)

Payee Name	Position	Amount	Explanation

Horace Ward John Castle	CEO - President CFO - Vice President	$ 17,308 $ 10,769	Gross Salary Gross Salary

7.	Schedule of insurance coverage.

Type of Policy See Attached	Expiration Date See Attached

Has any insurance coverage either been reduced or allowed to lapse during this month? If so, explain what changes have taken place.

No

If any insurance coverage will expire within 60 days from this report, explain what steps are being taken to renew existing policies or to acquire new insurance coverage. Provide the United States Trustee with a new certificate.

The Company is in the process of selling the business. At the time of the sale, the business will be covered under the insurance policies of the buyer.

8.	Schedule of changes in personnel.

Full Time	Part Time

a.	Total number of employees at beginning of this period. (October 31, 2003)	146	1

b.	Number hired during this period	0	1

c.	Number terminated or resigned.	3	0

d.	Total number of employees on payroll at the end of the period. (November 30, 2003)	143	2

Oprept REV. September 3, 1992

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF INDIANA
INDIANAPOLIS DIVISION

IN RE:	)	Chapter 11
)
Rohn Industries, Inc., et al.	)	Case No.: 03-17287
	)	(Jointly Administered)
Debtors.	)

ORDER AUTHORIZING THE DEBTORS TO PAY CERTAIN PREPETITION
CLAIMS OF COMMONWEALTH OF PENNSYLVANIA VENDORS

        This matter comes before the Court upon the Second Motion for Entry of an Order Authorizing the Debtors to Pay Certain Prepetition Claims of Commonwealth of Pennsylvania Vendors (“Motion”), filed herein by the above captioned Debtors and Debtors-in-Possession (collectively, the “Debtors”). The Court, having reviewed the Motion and having determined that the Debtors are due to receive payments from the Commonwealth of Pennsylvania that exceed the prepetition amounts owed to the Debtors’ COP Vendors (as defined in the Motion) for each of the payment and billing cycles that relate to the prepetition work performed by the COP Vendors, that one or more of the COP Vendors may be entitled to assert liens in their favor for their prepetition claim amounts, and being otherwise duly advised in the premises, now finds that the relief requested in the Motion should be granted.

        IT IS THEREFORE ORDERED that the Debtors are hereby authorized, but not directed, to, in their sole discretion and in the sound exercise of their business judgment, pay certain prepetition claims held by the COP Vendors in an aggregate amount of not more than Two Million Six Hundred Thousand Dollars ($2,600,000.00) upon the Debtors’receipt of payments from the Commonwealth of Pennsylvania, which amount shall include amounts previously approved by the Court in the Order Authorizing the Debtors to Pay Certain Prepetition Claims of Commonwealth of Pennsylvania Vendors, entered on September 17, 2003.

DATED:	Judge, United States Bankruptcy Court

1The Debtors are the following entities:  Rohn Industries, Inc., Rohn Installation Services, Inc Enclosures, Inc., Rohn, Inc., Rohn Products, Inc., Rohn Construction, Inc.

DISTRIBUTION:

Office of the United States Trustee
101 West Ohio Street, Suite 1000
Indianapolis, Indiana 46204

Kevin E. Irwin
1400 Provident Tower
One East Fourth Street
Cincinnati, Ohio 45202

Christopher S. Roberge
ROBERGE & ROBERGE
9190 Priority Way West Drive, Suite 100
Indianapolis, Indiana 46240

Niraj R. Ganatra
Associate General Counsel
International Union, UAW
8000 East Jefferson Avenue
Detroit, Michigan 48214

James H. Gordon
Attorney at Law
Fifth Third Center
21 East State Street, Suite 1700
Columbus, Ohio 43215

C. Daniel Motsinger
Martha R. Lehman
KRIEG DEVAULT, LLP
One Indiana Square, Suite 2800
Indianapolis, Indiana 46204-2079

Kenneth J. Cooper
Office of the General Counsel
Pension Benefit Guaranty Corporation
1200 K Street, N.W.
Washington, DC 20005-4026

T. Scott Leo
John E. Sebastian
LEO & WEBER, P.C.
One North LaSalle Street, Suite 3600
Chicago, Illinois 60602
Robert J. Graves
Michelle Morgan Harner
Gus Kallergis
JONES DAY
77 West Wacker, Suite 3500
Chicago, Illinois 60601

Elliott D. Levin
RUBIN & LEVIN, P.C.
342 Massachusetts Avenue
Indianapolis, IN 46204

Marc Barreca
PRESTON GATES & ELLIS, LLP
925 Fourth Avenue, Suite 2900
Seattle, Washington 98104-1158

Paul A. Patterson
Michael J. Cordone
Joel C. Trotter
STRADLEY RONON STEVENS
& YOUNG, LLP
2600 One Commerce Square
Philadelphia, Pennsylvania 19103

Kevin S. Anderson
ELLIOTT REIHNER SIEDZIKOWSKI
& EGAN, P.C.
Union Meeting Corporate Center V
925 Harvest Drive
Blue Bell, Pennsylvania 19422

Jeff Hall
Bankruptcy Administration
ISO Capital, Inc.
1738 Bass Road
P.O. Box 13708
Macon, Georgia 31208-3708

Michael W. Hile
KATZ & KORIN, P.C.
10 West Market Street, Suite 1120
Indianapolis, Indiana 46204-2964

Gregg Battaglia
Witt Industries, Inc.
4454 Steel Place
Cincinnati, Ohio 45209

COP Subcontractor Payment Distribution.

PAYMENTS TO ROHN	CHANGE ORDER 2,204,616.50		JULY 441,444.89		AUGUST/SEPTEMBER 2,030,546.27		TOTAL 4,676,607.66

Disbursements
ACE Doran		$667.38		$785.89	$	---
Alpha		$8,450.00		$26,800.00	$	---
Altorfer		$1,646.82	$	---	$	---
ANG PM		$443,468.28	$	---		$317,103.48
Beck Machinery	$	---	$	---		$1,645.50
Burket		$44,446.45		$266,580.50	$	---
Clark Engineers	$	---	$	---		$800.00
Cleveland Bros. Cat		$2,397.72		---	$	---
Crim Sales and Engineering	$	---	$	---		$1,462.50
Cummins Alabama		$863.87	$	---	$	---
Cummins Bridgeway	$	---	$	---		$804.70
Dettore Associates, Inc.		$63,688.79	$	---		$23,453.48
ECI		$116,504.20		$10,400.00	$	---
Entrex		$750.00	$	---	$	---
General Telecom		$51.72	$	---	$	---
H.F. Lentz		$8,264.17	$	---		$9,146.86
JG		$227,242.18		$66,865.00
KMI Sales		$330.82		$147.56		$92.82
Konteck		$28,405.00		$29,130.00	$	---
Kuhn's Radio		$8,600.00	$	---		$83,000.00
Liebert Global Services	$	---	$	---		$4,359.25
Linde Enterprises		$263,450.70	$	---	$	---
Malouf		$1,000.00	$	---	$	---
Manko, Gold, Katcher		$3,330.00		$3,330.00	$	---
Meridian Construction		$146,205.00	$	---		$22,470.00
Millbrook Pools		$223.11	$	---	$	---
Precision Electric		$33,014.28	$	---		$17,171.91
SBA	$	---	$	---	$	---
Steel Construction		$122,633.80	$	---	$	---
T.V.G.A		$1,921.25	$	---	$	---
Venzie, Phillips, Wars	$	---	$	---	$	---

TOTAL DUE		$1,527,555.54		$138,541.25		$814,956.00	$2,481,052.79

BALANCE TO ROHN		$677,060.96		$302,903.64		$1,215,590.27	$2,195,554.87